FUNCTIONAL DISRUPTIVE ESSENTIAL ENERGY NASDAQ: CELH | MAY 2023

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 IMPORTANT NOTICE AND DISCLAIMER This presentation has been prepared by us (the "Company") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings’ future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward-looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation. This presentation is made pursuant to Rule 163B of the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or certain institutional accredited investors solely for the purposes of familiarizing such investors with the Company and determining whether such investors might have an interest in a securities offering contemplated by the Company. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been filed, or become effective, as of the date of this communication. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 EXECUTIVE MANAGEMENT JOHN FIELDLY, PRESIDENT & CEO Joined Celsius in 2012 Over 20 years of broad financial and operational experience with extensive consumer goods background Held leadership roles at Lebhar-Friedman, a B2B Media Company that served the retail industry Began his career in retail within FDM channel through various leadership roles with the Eckerd Corporation; supported the sale to CVS in 2004 B.S in Accounting from University of South Florida; Certified Public Accountant JARROD LANGHANS, CFO Joined Celsius in April 2022 Over 20 years of domestic and international financial and operational experience Past public accounting experience with Cherry Bekaert & CBIZ MHM Primo Water Corporation, CFO of the Rest of World Operating Segment covering 19 countries across Europe as well as Israel Certified Public Accountant and a Certified Fraud Examiner KEY MANAGEMENT

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 OUR MISSION Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand CELSIUS®. Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits.

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 ESSENTIAL FUNCTIONAL ENERGY PROVIDES ESSENTIAL ENERGY* PROPRIETARY METAPLUS® BLEND 7 ESSENTIAL VITAMINS ACCELERATES METABOLISM* BURNS BODY FAT & CALORIES* THERMOGENIC NO SUGAR HIGH FRUCTOSE CORN SYRUP ARTIFICIAL COLORS ASPARTAME *CELSIUS helps maintain the body’s regular metabolic function. CELSIUS alone does not produce weight loss in the absence of a healthy diet and moderate exercise. So, whether you walk the dog or work out at the gym, make CELSIUS part of your daily regimen.

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 INVESTMENT CONSIDERATIONS 1 DISRUPTIVE, PROVEN, & PROPRIETARY FUNCTIONAL BEVERAGE CELSIUS - backed by multiple clinical/ university studies and peer-reviewed medical journals 2 CAPITALIZING ON HEALTH & WELLNESS THROUGH INNOVATION & EXPANDING PORTFOLIO Consumers are rapidly leaving artificial and sugar soft drinks and other traditional categories. Functional beverages have emerged as the fastest-growing category in the beverage industry 3 STRONG MOMENTUM AND GROWTH TRAJECTORY Record Q1 2023, Domestic revenue up 101% to $248.6 million, from $123.5 million in the year ago quarter. The increase was driven by accelerating double & triple-digit growth in traditional channels of trade 4 EXPANDING CHANNELS OF TRADE Strong sell-through and expanded offerings with the top retailers in C-Store, Mass, Club, Grocery, Nutrition & Drug store channels including Circle K, Target, COSTCO, CVS, and Publix. 10.01.22 launch with PepsiCo distribution. Fast growing nationwide sales including convenience, club and food service, robust e-commerce channel, including Amazon Prime distribution 5 SIGNIFICANT BRAND AWARENESS Increased marketing effort has significantly enhanced CELSIUS. Positioned as the front runner for the healthy, functional alternative to conventional energy drinks appealing to a broad consumer demographic KEY INVESTMENT HIGHLIGHTS

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 PERFORMANCE VS CATEGORY **CELSIUS is the #1 $ Growth brand in Total US Mulo+C in the L52W growing $552M, and contributing 23% of category growth on an increase of 139.6% vs. the year ago period  The most recent reported SPINS data as of 03/26/23, shows Celsius sales up +123.7% y/y for 4-wks, +129.4% y/y for 12-wks and +128.9% y/y for 24-wks. This compares to the energy category which grew +12.4% y/y for 4-wks, +15.5% y/y for 12-wks and +13.4% y/y for 24-wks #3 energy brand in C-store in 4W as of 3/26/23: SPINS IRI ENERGY CATEGORY MULO+C DATA On Amazon, CELSIUS® is the SECOND largest energy drink with a 19.1 % share of the Energy Drink Category, ahead of RED BULL® at a 12.8% share, and behind MONSTER® at 22.3% (Last 4 week period ending 4/22/23, Stackline, Energy Drink Category: Total US) Per SPINS IRI Energy Category 4W data ending 03/26/23: In MULOC, Celsius is the #3 Energy Drink in the US with a 7.5% market share, doubling its 3.7% share y/y In MULOC, Celsius grew ACV to 95.4% vs. 69.5% y/y In Convenience, Celsius has gained an additional 37.7 pts of ACV growth vs YA to end the period at 93.4%, compared to 55.7% y/y Club channel revenue totaled $46.5 million for the quarter ending March 31, 2023, up 77.1% y/y, compared to $26.2 million in the prior year first quarter 68% OF CELSIUS VOLUME IS INCREMENTAL TO THE CATEGORY, 24 % new to the category, 44% incremental spend in the category (NUMERATOR L52W ended 2.28.23), reinforcing our consumers are making Celsius a part of their daily lifestyle Q1 2023 ended March 31, 2023 Highlights **(Last 52 Weeks Ending 03.26.23, IRI MULO+C)

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 ROUTE TO MARKET Increasing penetration across major distribution channels to retail locations STRONG CUSTOMER BASE CONVENIENCE VITAMIN SPECIALTY & DRUG MILITARY VENDING GROCERY FITNESS ECOMMERCE MASS MARKET NATURAL CHANNEL

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 FUNCTIONAL ENERGY EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY Celsius is sold ambient and cold across channels in grocery or pharmacy in multipacks, in fitness/emerging channels, cold. PLACEMENT

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 BETTER-FOR-YOU, FUNCTIONAL ENERGY TRENDS: THE BIG PICTURE OVERVIEW CELSIUS beverage and supplement products have emerged as the latest-growing category in the beverage industry - a now firmly established trend. Busier lifestyles and a focus on health and wellness are driving the need for convenient alternatives that give consumers a way to manage their well-being while they’re o the go. Consumers are increasingly seeking new alternative beverages that help them achieve and maintain their health and wellness goals. CELSIUS’ broad consumer demographic allows product to be distributed across more channels - including big-box retail, convenience , grocery, drug-store, fitness, health and wellness, and vitamin specialty - than any other functional or energy beverage. CONVENTIONAL ENERGY CLINICALLY-PROVEN FUNCTION BETTER-FOR-YOU, FUNCTIONAL ENERGY FUNCTIONAL MASSES ARE LEAVING ARTIFICIAL OR SUGARY CARBONATED DRINKS CELSIUS PIONEERS NEW GROUND BETTER-FOR-YOU ENERGY CELSIUS IS A PROVEN FUNCTIONAL ENERGY DRINK CONSUMERS ARE READY FOR ENERGY 2.0 SUGARY ENERGY EXIT IS NOW… CELSIUS IS HERE HEALTHIER ENERGY + PIONEERING POSITION

CAPITALIZING ON TODAY’S HEALTH & WELLNESS TRENDS INNOVATIVE PORTFOLIO

CELSIUS PORTFOLIO SWEETENED WITH STEVIA CELSIUS’ first line extension that is both naturally sweetened and naturally caffeinated. CELSIUS Stevia line is available in sparkling and non-carbonated flavors and contains the same proprietary formula proven to accelerate metabolism, burn body fat and prove healthy energy. CELSIUS provides all the essential energy you need. It is functional energy made with premium ingredients and zero sugar. CELSIUS is packed with 7 essential vitamins, has no artificial colors or flavors, no aspartame and no high fructose corn syrup. ON-THE-GO Enjoy essential energy anywhere, anytime with the CELSIUS powder sticks. Each packet contains the same essential energy and premium ingredients as CELSIUS, only in compact form. Just add water and go! INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023

CELSIUS HEAT is performance energy made with premium ingredients and is uniquely designed with 2,000 mg of L-Citrulline and 300mg caffeine to optimize performance and give a powerful energy boost. BCAA + Energy can help with reducing muscle fatigue during and post exercise, reducing muscle damage and soreness, and providing a source of energy and immunity support. CELSIUS BCAA + Energy contains no high fructose corn syrup, no aspartame, no artificial colors or flavors and zero sugar. Recover right with this refreshing blend of BCAAs, Tart Cherry, Vitamin D3 and Electrolytes that replenish and rebuild, from workout to work. Power through your workout with an exotic flavor of CELSIUS HEAT Jackfruit. With an ingredients roster of key vitamins, 2,000 mg of L-citrulline, and 300 mg caffeine, this performance energy drink is designed to increase thermogenesis and give you a boost of energy. INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 HEAT BCAA+ HEAT ON-THE-GO CELSIUS PORTFOLIO

Globally defines territories which currently provide marketing and sales support within their respective territory. PepsiCo distribution transaction provides material new international expansion opportunities. GROWING GLOBAL EXPANSION ASIA DISTRIBUTION PARTNERS Hong Kong launched through A.S. Watson Water distributors in 2017. China market transitioned to recently closed nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd*. CELSIUS will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9million from the royalty license fee. In 2024, agreement will transition to a 2%-3% volume-based royalty fee dependent on volume with minimum $2.2M royalty payment. The China agreement creates a risk-mitigated method of capturing market share. EUROPEAN DISTRIBUTION Focused dedicated team in Nordics providing a playbook for further European expansion. INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023

CELSIUS FINANCIALS INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023

CELSIUS DRIVING SHAREHOLDER VALUE INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023

CELSIUS FINANCIAL SNAPSHOT INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 MARGIN ANALYSIS Q1 2023 *The Company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of adjusted EBITDA , a non-GAAP financial measure, may provide users investors with additional insights into operating performance.

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 CELSIUS FINANCIAL PERFORMANCE FINANCIAL PROFILE REVENUE YOY

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 CELSIUS FINANCIAL PERFORMANCE GROWTH TRENDS IN REVENUE BY QUARTER (UNAUDITED)

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 KEY TAKE AWAYS OUTPACING CATEGORY GROWTH PEPSICO DISTRIBUTION DEAL RESOUNDING CONSUMER DEMAND - TREND FORWARD RAPIDLY GROWING REVENUES AND GROSS PROFITS EXPANDED PRODUCT OFFERING INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS TRANSFORMING OPERATIONS FOR SALE DISCIPLINED DATA DRIVEN TEAM CELSIUS 2023

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE BOARD OF DIRECTORS JOHN FIELDLY CHAIRMAN HAL KRAVITZ LEAD DIRECTOR CAROLINE LEVY DIRECTOR JOYCE RUSSELL DIRECTOR JIM LEE DIRECTOR NICK CASTALDO DIRECTOR CHAIRMAN CHERYL MILLER DIRECTOR DAMON DESANTIS DIRECTOR ALEXANDRE RUBERTI DIRECTOR

CELSIUS HOLDINGS, INC. COMPANY CONTACT: INVESTOR RELATIONS Cameron Donahue Celsius IR 651.707.3532 investorrelations@celsius.com VISIT OUR INVESTOR WEBSITE: www.celsiusholdingsinc.com

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